UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/06

Date of reporting period: 02/01/05 - 01/31/06

Item 1 - Report to Stockholders

                                  MuniEnhanced
                                  Fund, Inc.

                                  Annual Report
                                  January 31, 2006

MuniEnhanced Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. As a result of the above transaction, the combined company is expected to become the investment adviser of the Fund, contingent upon the approval of the Fund's Board of Directors and Fund shareholders.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Portfolio Information as of January 31, 2006

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 90.1%
AA/Aa .................................................                  3.8
A/A ...................................................                  5.3
BBB/Baa ...............................................                  0.4
Other* ................................................                  0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2           MUNIENHANCED FUND, INC.              JANUARY 31, 2006

A Letter From the President

Dear Shareholder

After "muddling through" most of 2005, the financial markets saw increased volatility in January that resulted in a roller coaster of highs and lows for stocks and a similar ride for bonds. In the end, the major market indexes managed to post positive returns for the current reporting period:

Total Returns as of January 31, 2006                                 6-month   12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 4.68%    +10.38%
---------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                         + 8.50     +18.89
---------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +18.31     +22.76
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  + 0.84     + 1.80
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 1.33     + 2.83
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    + 1.40     + 3.59
---------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with eight quarter-point interest rate hikes in 2005 and another on January 31, 2006. This brought the federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its interest rate-hiking program. Still, most observers expect another rate increase in March.

Stocks recorded their third straight year of positive performance in 2005 despite struggling amid rising interest rates, record-high oil prices and a devastating hurricane season. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International markets, in the meantime, continued to benefit from strong economic statistics, trade surpluses and solid finances.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term rates advanced more moderately, resulting in a flattening yield curve. We saw the curve invert temporarily at the end of December and again at the end of January into early February, with the two-year Treasury note offering a slightly higher yield than the 10-year note.

Looking ahead, the largest questions center on the Fed's future moves, the consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you consider how these factors might impact your investments in 2006, we encourage you to review your goals with your financial advisor and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006              3

A Discussion With Your Fund's Portfolio Manager

      With the Federal Reserve Board nearing the end of its monetary tightening cycle, we expected a more stable interest rate environment ahead and shifted the portfolio toward a more neutral position with respect to interest rate risk.

Discuss the recent market environment relative to municipal bonds.

Over the past 12 months, long-term bond yields rose slightly while their prices, which move in the opposite direction, fell. Early in the year, bond prices rallied strongly, prompting the 30-year Treasury bond yield to decline 40 basis points (.40%) to 4.19% by June 30. In more recent months, inflationary fears fueled by high commodity prices, coupled with sustained economic growth in the United States, pushed bond yields higher. By the end of January 2006, 30-year U.S. Treasury bond yields stood at 4.68%, an increase of nine basis points compared to a year ago.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, most recently lifting the federal funds target rate to 4.5% on January 31, 2006. As short-term interest rates continued to rise more than longer-term interest rates, the yield curve flattened significantly. During the past year, 10-year Treasury note yields rose 39 basis points to 4.53% and two-year Treasury yields rose 125 basis points to 4.54%, reflecting a modest inversion of the Treasury yield curve.

Tax-exempt bond yields generally mirrored the movement of their taxable counterparts throughout the year. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased just two basis points to 4.45%, while the yield on AAA-rated issues maturing in 10 years rose 30 basis points to 3.78%. Notably, the municipal yield curve remained steep compared to the Treasury curve.

During the past 12 months, municipalities issued more than $403 billion in tax-exempt debt, exceeding the previous year's new-issue volume by 13.8%. Refunding issues were a prominent component of municipal volume in 2005 as issuers took advantage of low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. In 2005, refunding activity of $130.3 billion exceeded 2004 refunding volume by more than 47%. However, January 2006 brought a dramatic reversal in this trend, with refunding activity declining to approximately $3.5 billion, down more than 50% from January 2005. It remains to be seen if this is the beginning of a sustained decline in refunding issuance.

Investor demand for municipal product remained strong in recent quarters. According to information from the Investment Company Institute, long-term tax-exempt bond funds received net new monies of $5.04 billion during 2005. This represented a sharp reversal from the $13.67 billion outflow experienced in 2004. Net new cash flows remained strong in the first month of 2006. Recent statistics from AMG Data Services indicate that average weekly cash inflows have risen to approximately $300 million, a significant improvement from the weekly average of $65 million in December.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced annual issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

How did the Fund perform during the fiscal year?

For the 12-month period ended January 31, 2006, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 6.18% and 6.46%, based on a year-end per share net asset value of $11.52 and a per share market price of $11.03, respectively, and $.712 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.63%, based on a change in per share net asset value from $11.85 to $11.52, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.77% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

The bulk of the Fund's outperformance for the fiscal year occurred in the first six months. Several significant holdings were advance refunded during this time, which generated very strong returns. When municipal bonds are refinanced ahead of their maturity date, their prices generally increase sharply. Also in the first half, our focus on the long end of the municipal yield curve benefited the portfolio as the curve flattened and longer-maturity bonds significantly outperformed shorter-maturity issues. We continued to emphasize longer-dated issues in the second half of the year, although the


4           MUNIENHANCED FUND, INC.              JANUARY 31, 2006
incremental advantage was less of a factor as the curve continued to flatten. Also worth noting, our focus on maintaining an above-average yield contributed to Fund results throughout the year and, in January, as municipal supply dropped markedly, our fully invested stance provided an incremental boost to performance.

For the six-month period ended January 31, 2006, the total investment return on the Fund's Common Stock was +1.09%, based on a change in net asset value from $11.76 to $11.52, and assuming reinvestment of all distributions. The Lipper category posted an average return of +1.09% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We made a gradual shift from a defensive market posture early in the year to a neutral stance by period-end. As the Fed appeared closer to ending its monetary tightening campaign, we took the opportunity to become a bit more constructive in terms of duration. This involved using episodes of market weakness (rising yields and falling prices) to become slightly more aggressive in our restructuring efforts and reduce our defensive stance.

For the most part, we continued to move further out on the yield curve throughout the year, although we employed this strategy more selectively in the second half as the flattening curve meant there was less incremental yield available in longer maturities. New purchases were generally in the 25-year - 30-year maturity range, as heavy municipal supply in calendar year 2005 periodically presented opportunities. One notable new transaction in which we participated involved bonds issued to fund the expansion of Chicago O'Hare International Airport. This $1 billion transaction was announced in the second half of the period, and offered attractively priced bonds with maturities in the area of 25 years. Importantly, when making sales to fund our new purchases, we carefully considered whether it was advantageous to retain certain shorter-term bonds that were purchased in higher-yield environments and which, therefore, provide a meaningful income benefit to the portfolio.

Finally, we generally maintained the Fund's fully invested position throughout the year in an effort to enhance the level of income available to shareholders.

For the six-month period ended January 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.76%; Series B, 2.66%; Series C, 2.67%; and Series D, 2.71%. The Fed's interest rate hikes are clearly having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 225 basis points during the 12-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.57% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The portfolio ended its fiscal year essentially fully invested in high-quality municipal bonds. We would characterize our current interest rate posture as "neutral," an appropriate stance in our view given that Fed tightening appears to be nearing an end. In December 2005, the central bank removed the word "measured" from the description of its rate-hiking campaign and in January, 2006 indicated that it would become more "data-dependent" in determining monetary policy. Although this leaves room for interpretation, we believe our current posture positions the Fund for competitive performance. In the meantime, we will continue to monitor the market in an effort to take advantage of periods of yield volatility and any distortions in supply that may present opportunities to purchase attractively structured bonds.

Michael Kalinoski, CFA
Vice President and Portfolio Manager

February 8, 2006


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006              5

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 12.48%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6           MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Schedule of Investments                                           (in Thousands)

             Face
           Amount     Municipal Bonds                                                 Value
=============================================================================================
Alabama--0.9%
          $ 2,750     Jefferson County, Alabama, Limited Obligation School
                        Warrants, Series A, 5.50% due 1/01/2022                     $   2,969
=============================================================================================
California--25.9%
                      Alameda Corridor Transportation Authority, California,
                        Capital Appreciation Revenue Refunding Bonds,
                        Subordinate Lien, Series A (a):
            9,000         5.543%** due 10/01/2024                                       6,866
            6,000         5.495%** due 10/01/2025                                       4,572
              950     Anaheim, California, Public Financing Authority, Electric
                        System Distribution Facilities Revenue Bonds, Series A,
                        5% due 10/01/2031 (d)                                             976
            5,000     Anaheim, California, Public Financing Authority, Lease
                        Revenue Bonds (Public Improvements Project),
                        Senior Series A, 6% due 9/01/2024 (d)                           6,014
            1,800     California State Department of Water Resources, Power
                        Supply Revenue Bonds, Series A, 5.375%
                        due 5/01/2012 (f)(g)                                            1,997
            5,400     California State, GO, 5.125% due 2/01/2027                        5,647
                      California State, GO, Refunding:
            2,350         5.25% due 9/01/2010 (g)                                       2,522
              175         5.25% due 9/01/2026                                             185
            3,100         5.25% due 2/01/2030 (f)                                       3,284
            5,000         5.125% due 6/01/2031                                          5,177
            2,200         ROLS, Series II-R-272, 7.346% due 2/01/2033 (i)(j)            2,436
            8,490     California State, Various Purpose, GO, 5.50%
                        due 11/01/2033                                                  9,258
              850     Chino Valley, California, Unified School District, GO
                        (Election of 2002), Series C, 5.25% due 8/01/2030 (f)             915
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds,
                        Series B (g):
            3,000         5% due 6/01/2013 (a)                                          3,238
            2,835         5.50% due 6/01/2013 (c)                                       3,150
            4,600         5.625% due 6/01/2013 (k)                                      5,147
            5,950     Los Angeles, California, Unified School District, GO,
                        Series A, 5% due 1/01/2028 (f)                                  6,209
            5,000     Norco, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Norco Redevelopment
                        Project--Area Number 1), 5.125% due 3/01/2030 (f)               5,194
            1,750     Poway, California, Redevelopment Agency, Tax
                        Allocation Refunding Bonds (Paguay Redevelopment
                        Project), 5.125% due 6/15/2033 (a)                              1,810
            1,000     San Diego, California, Community College District, GO
                        (Election of 2002), 5% due 5/01/2030 (d)                        1,045
            1,150     Santa Monica, California, Community College District,
                        GO (Election of 2002), Refunding, Series C, 5%
                        due 8/01/2029 (f)                                               1,202
            6,145     Stockton, California, Public Financing Authority, Lease
                        Revenue Bonds (Parking and Capital Projects),
                        5.125% due 9/01/2030 (b)                                        6,425
            1,600     Tamalpais, California, Union High School District, GO
                        (Election of 2001), 5% due 8/01/2028 (d)                        1,664
            1,200     University of California, Limited Project Revenue Bonds,
                        Series B, 5% due 5/15/2033 (d)                                  1,244
            1,550     University of California Revenue Bonds (Multiple
                        Purpose Projects), Series Q, 5% due 9/01/2034 (d)               1,601
=============================================================================================
Colorado--8.3%
            2,135     Boulder County, Colorado, Hospital Development
                        Revenue Bonds (Longmont United Hospital Project),
                        5.75% due 12/01/2020 (i)                                        2,284
              140     Colorado HFA, Revenue Bonds (S/F Program), AMT,
                        Senior Series A-1, 7.40% due 11/01/2027                           141
              855     Colorado HFA, Revenue Refunding Bonds (S/F Program),
                        AMT, Senior Series A-2, 7.50% due 4/01/2031                       897
                      Colorado Health Facilities Authority Revenue Bonds
                        Series A:
            1,200          (Catholic Health Initiatives), 5.50%
                             due 3/01/2032 (h)                                          1,303
            1,200          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2027 (i)                                         1,271
              675          (Covenant Retirement Communities Inc.), 5.50%
                             due 12/01/2033 (i)                                           709
            3,875     Colorado Water Resources and Power Development
                        Authority, Clean Water Revenue Bonds, Series A,
                        6.25% due 9/01/2010 (g)                                         4,323
            2,000     Denver, Colorado, City and County Airport Revenue
                        Refunding Bonds, AMT, Series A, 6%
                        due 11/15/2018 (a)                                              2,165
            5,450     El Paso County, Colorado, School District Number 49,
                        Falcon, GO, Series A, 6% due 12/01/2018 (d)                     6,153
            7,900     Northwest Parkway, Colorado, Public Highway
                        Authority, Capital Appreciation Revenue Bonds,
                        Senior Convertible, Series C, 5.345%**
                        due 6/15/2025 (d)                                               6,784
            1,900     Northwest Parkway, Colorado, Public Highway
                        Authority Revenue Bonds, Series A, 5.50%
                        due 6/15/2021 (a)                                               2,078
=============================================================================================
Florida--1.3%
            4,200     Orange County, Florida, Sales Tax Revenue Refunding
                        Bonds, Series B, 5.125% due 1/01/2032 (b)                       4,395
=============================================================================================
Georgia--11.9%
           18,655     Atlanta, Georgia, Airport General Revenue Refunding
                        Bonds, Series B, 5.25% due 1/01/2033 (d)                       19,773
            3,480     Atlanta, Georgia, Development Authority, Student
                        Housing Revenue Bonds (Georgia State University),
                        5% due 9/01/2035 (c)                                            3,595
            2,610     Augusta, Georgia, Water and Sewer Revenue Bonds,
                        5.25% due 10/01/2039 (d)                                        2,780
            3,500     Fulton County, Georgia, Water and Sewer Revenue
                        Bonds, 5.25% due 1/01/2035 (b)                                  3,721

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
ROLS        Reset Option Long Securities
S/F         Single-Family


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006              7

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                 Value
=============================================================================================
Georgia (concluded)
          $ 7,725     Georgia Municipal Electric Authority, Power Revenue
                        Refunding Bonds, Series EE, 7% due 1/01/2025 (a)            $  10,394
=============================================================================================
Illinois--21.5%
            5,125     Chicago, Illinois, Board of Education, GO, RIB,
                        Series 467, 8.22% due 12/01/2027 (a)(j)                         5,759
                      Chicago, Illinois, O'Hare International Airport, General
                        Revenue Bonds, 3rd Lien, Series A:
            2,700         5.25% due 1/01/2026 (f)                                       2,901
            3,300         5% due 1/01/2033 (b)                                          3,409
                      Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, 3rd Lien, AMT, Series B-2:
            5,670         5.75% due 1/01/2023 (d)                                       6,224
            2,500         6% due 1/01/2029 (c)                                          2,775
            4,550     Chicago, Illinois, O'Hare International Airport Revenue
                        Refunding Bonds, DRIVERS, AMT, Series 250, 8.129%
                        due 1/01/2021 (f)(j)                                            5,252
            3,000     Cook County, Illinois, Capital Improvement, GO,
                        Series C, 5.50% due 11/15/2012 (a)(g)                           3,253
            2,240     Cook County, Illinois, Community College District
                        Number 508, Chicago, COP, Refunding, 8.75%
                        due 1/01/2007 (b)                                               2,346
            3,000     Illinois Health Facilities Authority, Revenue Refunding
                        Bonds (Servantcor Project), Series A, 6.375%
                        due 8/15/2006 (d)(g)                                            3,048
                      Illinois Sports Facilities Authority, State Tax Supported
                        Revenue Bonds (a):
           20,120         5.341%** due 6/15/2030                                       17,311
            4,500         5% due 6/15/2032                                              4,631
            3,000     Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project), Series B,
                        5.75% due 6/15/2023 (f)                                         3,336
           10,115     Regional Transportation Authority, Illinois, Revenue
                        Bonds, Series A, 7.20% due 11/01/2020 (a)                      12,644
=============================================================================================
Indiana--3.8%
            4,080     Hammond, Indiana, Multi-School Building Corporation,
                        First Mortgage Revenue Refunding Bonds, 6.125%
                        due 7/15/2019 (f)                                               4,272
                      Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A (b):
            4,250         5.25% due 6/01/2028                                           4,539
            3,750         5.25% due 6/01/2029                                           3,997
=============================================================================================
Louisiana--4.4%
            6,000     Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (a)                               6,608
            3,735     Louisiana State Transportation Authority, Senior Lien
                        Toll Revenue Capital Appreciation Bonds, Series B,
                        5.31%** due 12/01/2027 (a)                                      1,203
            5,150     New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                        Authority, Special Tax, Sub-Series A, 5.25%
                        due 7/15/2028 (a)                                               5,399
            1,400     Terrebonne Parish, Louisiana, Hospital Service District
                        Number 1, Hospital Revenue Bonds (Terrebonne
                        General Medical Center Project), 5.50%
                        due 4/01/2033 (a)                                               1,510
=============================================================================================
Massachusetts--12.6%
                      Massachusetts Bay Transportation Authority, Sales Tax
                        Revenue Refunding Bonds, Senior Series A:
            1,810         5% due 7/01/2032                                              1,864
            1,625         5% due 7/01/2035                                              1,678
            2,000     Massachusetts Bay Transportation Authority, Special
                        Assessment Revenue Refunding Bonds, Series A, 5%
                        due 7/01/2031                                                   2,089
            2,500     Massachusetts State, Consolidated Loan, GO, Series C,
                        5% due 9/01/2025                                                2,634
            2,800     Massachusetts State, HFA, Housing Revenue Bonds,
                        DRIVERS, AMT, Series 982, 7.145%
                        due 1/01/2011 (d)(j)                                            2,928
            4,985     Massachusetts State Port Authority, Special Facilities
                        Revenue Bonds, DRIVERS, AMT, Series 501, 7.624%
                        due 7/01/2009 (a)(j)                                            5,454
            8,300     Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (d)                                               8,684
           11,800     Massachusetts State Special Obligation Dedicated Tax
                        Revenue Bonds, 5.25% due 1/01/2014 (b)(g)                      12,926
              950     Massachusetts State Water Resource Authority,
                        General Revenue Refunding Bonds, Series B, 5.125%
                        due 8/01/2027 (f)                                                 994
            3,100     University of Massachusetts Building Authority,
                        Facilities Revenue Bonds, Senior Series 4-A, 5.125%
                        due 11/01/2034 (f)                                              3,251
=============================================================================================
Michigan--6.1%
            6,200     Detroit, Michigan, Water Supply System Revenue Bonds,
                        Series B, 5.25% due 7/01/2032 (f)                               6,546
            2,200     Michigan Higher Education Student Loan Authority,
                        Student Loan Revenue Refunding Bonds, AMT,
                        Series XVII-G, 5.20% due 9/01/2020 (a)                          2,291
                      Michigan State Strategic Fund, Limited Obligation
                        Revenue Refunding Bonds (Detroit Edison Company
                        Project), AMT (c):
            1,300         Series A, 5.50% due 6/01/2030                                 1,377
            2,500         Series C, 5.65% due 9/01/2029                                 2,639
            4,300         Series C, 5.45% due 12/15/2032                                4,503
            3,090     Wayne County, Michigan, Airport Authority Revenue
                        Bonds, DRIVERS, AMT, Series 986, 7.126%
                        due 6/01/2013 (f)(j)                                            3,405
=============================================================================================
Mississippi--0.8%
            2,400     Walnut Grove, Mississippi, Correctional Authority, COP,
                        6% due 11/01/2009 (a)(g)                                        2,654
=============================================================================================
Nebraska--0.5%
            1,700     Washington County, Nebraska, Wastewater Facilities
                        Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                        due 11/01/2027                                                  1,844
=============================================================================================
Nevada--6.1%
            3,100     Carson City, Nevada, Hospital Revenue Bonds
                        (Carson-Tahoe Hospital Project), Series A, 5.50%
                        due 9/01/2033 (i)                                               3,255
                      Clark County, Nevada, Airport System Subordinate
                        Lien Revenue Bonds, Series A-2 (b):
            1,500         5% due 7/01/2030                                              1,548
            3,200         5% due 7/01/2036                                              3,288


8           MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Schedule of Investments (continued)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                 Value
=============================================================================================
Nevada (concluded)
          $ 9,000     Washoe County, Nevada, Gas and Water Facilities,
                        Revenue Refunding Bonds (Sierra Pacific Power
                        Company), 6.30% due 12/01/2014 (a)                          $   9,310
            3,000     Washoe County, Nevada, Water Facility Revenue Bonds
                        (Sierra Pacific Power Company), AMT, 6.65%
                        due 6/01/2017 (f)                                               3,138
=============================================================================================
New Hampshire--2.4%
            7,390     New Hampshire Health and Education Facilities
                        Authority Revenue Bonds (Dartmouth-Hitchcock
                        Obligation Group), 5.50% due 8/01/2027 (d)                      8,007
=============================================================================================
New Jersey--9.7%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
              700         5.50% due 6/15/2031                                             724
            1,165         5.75% due 6/15/2034                                           1,224
                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                        Bonds, Series A (f):
            2,600         5% due 7/01/2029                                              2,707
            7,250         5.25% due 7/01/2031                                           7,737
            5,200         5.25% due 7/01/2033                                           5,546
                      New Jersey EDA, Revenue Bonds, ROLS (e)(j):
            7,625         Series II-R-309-1, 7.843% due 6/15/2024                       8,749
            2,500         Series II-R-309-2, 7.843% due 6/15/2031                       2,878
            3,100     New Jersey EDA, School Facilities Construction
                        Revenue Bonds, Series O, 5.125% due 3/01/2028                   3,238
=============================================================================================
New York--7.9%
            2,250     Metropolitan Transportation Authority, New York,
                        Transportation Revenue Bonds, Series A, 5%
                        due 11/15/2032 (b)                                              2,329
            7,325     New York City, New York, City Municipal Water Finance
                        Authority, Water and Sewer System, Revenue
                        Refunding Bonds, Series A, 5% due 6/15/2035 (f)                 7,566
            6,960     New York City, New York, GO, DRIVERS, Series 356,
                        7.653% due 6/01/2011 (c)(j)                                     8,296
              435     New York City, New York, GO, Refunding, Series A,
                        6.375% due 5/15/2014 (b)                                          486
            7,650     Tobacco Settlement Financing Corporation of New York
                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)              8,197
=============================================================================================
Pennsylvania--6.5%
            9,525     Pennsylvania State Public School Building Authority,
                        School Lease Revenue Bonds (The School District of
                        Philadelphia Project), 5% due 6/01/2033 (d)                     9,819
            6,500     Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Lease Revenue Bonds, Series B, 5.50%
                        due 10/01/2020 (d)                                              7,113
            4,500     Philadelphia, Pennsylvania, School District, GO, Series B,
                        5.625% due 8/01/2012 (b)(g)                                     5,031
=============================================================================================
Rhode Island--2.6%
            4,345     Providence, Rhode Island, Public Building Authority,
                        General Revenue Bonds, Series A, 6.25%
                        due 12/15/2020 (d)                                              4,892
            3,355     Rhode Island State Economic Development
                        Corporation, Airport Revenue Bonds, Series B, 6.50%
                        due 7/01/2010 (b)(g)                                            3,801
=============================================================================================
South Carolina--1.2%
                      Charleston Educational Excellence Financing
                        Corporation, South Carolina, Revenue Bonds,
                        ROLS (e)(j):
            1,560         Series II-R-481X-1, 7.366% due 12/01/2028                     1,772
            1,383         Series II-R-481X-2, 7.366% due 12/01/2029                     1,564
              505         Series II-R-481X-3, 7.366% due 12/01/2030                       570
=============================================================================================
South Dakota--2.2%
            7,000     South Dakota State Health and Educational Facilities
                        Authority, Revenue Refunding Bonds, Series A,
                        7.625% due 1/01/2008 (f)(g)                                     7,481
=============================================================================================
Tennessee--0.7%
            2,280     Tennessee HDA, Revenue Refunding Bonds
                        (Homeownership Program), AMT, Series 1, 5.95%
                        due 7/01/2012 (f)                                               2,334
=============================================================================================
Texas--10.2%
            1,615     Bexar, Texas, Metropolitan Water District, Waterworks
                        System Revenue Refunding Bonds, 6.35%
                        due 5/01/2025 (f)                                               1,651
                      Dallas-Fort Worth, Texas, International Airport
                        Revenue Bonds, DRIVERS, AMT (j):
            2,000         Series 202, 8.629% due 11/01/2028 (b)                         2,281
            7,250         Series 353, 7.624% due 5/01/2011 (f)                          8,043
              900     Houston, Texas, Airport System Revenue Refunding
                        Bonds, Sub-Lien, Series B, 5.50% due 7/01/2030 (d)                956
            9,345     Leander, Texas, Independent School District, Capital
                        Appreciation, GO, Refunding (School Building),
                        5.84%** due 8/15/2029 (b)                                       2,728
            5,820     North Harris County, Texas, Regional Water Authority,
                        Senior Lien Revenue Bonds, 5.125%
                        due 12/15/2035 (f)                                              6,060
            6,250     Texas State Turnpike Authority, Central Texas Turnpike
                        System Revenue Bonds, First Tier, Series A, 5.50%
                        due 8/15/2039 (a)                                               6,766
            5,200     Travis County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds, RITR,
                        Series 4, 8.393% due 11/15/2024 (a)(j)                          6,164
=============================================================================================
Virginia--3.9%
           10,000     Fairfax County, Virginia, EDA, Resource Recovery
                        Revenue Refunding Bonds, AMT, Series A, 6.10%
                        due 2/01/2010 (a)                                              10,845
            2,300     Halifax County, Virginia, IDA, Exempt Facility Revenue
                        Refunding Bonds (Old Dominion Electric Cooperative
                        Project), AMT, 5.625% due 6/01/2028 (a)                         2,492
=============================================================================================


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006              9

Schedule of Investments (concluded)                               (in Thousands)

             Face
           Amount     Municipal Bonds                                                 Value
=============================================================================================
Washington--2.4%
          $ 2,150     King County, Washington, Sewer Revenue Refunding
                        Bonds, Series B, 5.50% due 1/01/2027 (d)                    $   2,307
            3,600     Seattle, Washington, Municipal Light and Power
                        Revenue Refunding Bonds, 5% due 11/01/2028 (d)                  3,726
            2,000     Snohomish County, Washington, Public Utility District
                        Number 001, Electric Revenue Refunding Bonds,
                        5.375% due 12/01/2009 (d)(g)                                    2,156
---------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost--$494,297)--153.8%                                        520,466
=============================================================================================

           Shares
             Held     Short-Term Securities
=============================================================================================
            2,205     Merrill Lynch Institutional Tax-Exempt Fund (l)                   2,205
---------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost--$2,205)--0.6%                                              2,205
=============================================================================================
Total Investments (Cost--$496,502*)--154.4%                                           522,671

Other Assets Less Liabilities--0.9%                                                     2,890

Preferred Stock, at Redemption Value--(55.3%)                                        (187,111)
                                                                                    ---------
Net Assets Applicable to Common Stock--100.0%                                       $ 338,450
                                                                                    =========

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes were as follows:

      Aggregate cost .................................                $ 496,460
                                                                      =========
      Gross unrealized appreciation ..................                $  26,780
      Gross unrealized depreciation ..................                     (569)
                                                                      ---------
      Net unrealized appreciation ....................                $  26,211
                                                                      =========

** Represents a zero coupon or a step bond; the interest rate shown is the effective yield at the time of purchase.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   AGC Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h)   Escrowed to maturity.
(i)   Radian Insured.
(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                2,205               $72
      --------------------------------------------------------------------------

o Forward interest rate swaps outstanding as of January 31, 2006 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      -------------------------------------------------------------------------
      Pay a fixed rate of 3.94% and receive
        a floating rate based on 1-week Bond
        Market Association Municipal Swap Index

        Broker, JPMorgan Chase Bank
        Expires February 2016                          $35,000      $      (462)

      Pay a fixed rate of 3.767% and receive
        a floating rate based on 1-week Bond
        Market Association Municipal Swap Index

        Broker, JPMorgan Chase Bank
        Expires April 2016                             $20,000               41
      -------------------------------------------------------------------------
      Total                                                         $      (421)
                                                                    ===========

      See Notes to Financial Statements.


10          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Statement of Net Assets

As of January 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$494,296,979) .........................................                      $520,466,138
                       Investments in affiliated securities, at value
                        (identified cost--$2,205,342) ...........................................                         2,205,342
                       Unrealized appreciation on forward interest rate swaps ...................                            41,520
                       Cash .....................................................................                            85,312
                       Receivables:
                          Interest ..............................................................      $  5,412,334
                          Securities sold .......................................................           651,145       6,063,479
                                                                                                       ------------
                       Prepaid expenses .........................................................                             9,127
                                                                                                                       ------------
                       Total assets .............................................................                       528,870,918
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ...................                           462,420
                       Payables:
                          Securities purchased ..................................................         2,415,205
                          Investment adviser ....................................................           209,160
                          Dividends to Common Stock shareholders ................................           141,569
                          Other affiliates ......................................................             6,521       2,772,455
                                                                                                       ------------
                       Accrued expenses .........................................................                            75,069
                                                                                                                       ------------
                       Total liabilities ........................................................                         3,309,944
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 (2,000 Series A
                        Shares, 2,000 Series B Shares and 2,000 Series C Shares) and $.10 per
                        share (1,480 Series D Shares) of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference..................                       187,110,952
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ....................................                      $338,450,022
                                                                                                                       ============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (29,369,874 shares issued and
                        outstanding) ............................................................                      $  2,936,987
                       Paid-in capital in excess of par .........................................                       322,587,682
                       Undistributed investment income--net .....................................      $  2,188,557
                       Accumulated realized capital losses--net .................................       (15,011,463)
                       Unrealized appreciation--net .............................................        25,748,259
                                                                                                       ------------
                       Total accumulated earnings--net ..........................................                        12,925,353
                                                                                                                       ------------
                       Total--Equivalent to $11.52 net asset value per share of Common Stock
                        (market price--$11.03) ..................................................                      $338,450,022
                                                                                                                       ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             11

Statement of Operations

For the Year Ended January 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned ..........                            $  26,311,833
                       Dividends from affiliates .........................................                                   71,868
                                                                                                                      -------------
                       Total income ......................................................                               26,383,701
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................        $   2,647,541
                       Commission fees ...................................................              485,622
                       Accounting services ...............................................              171,694
                       Transfer agent fees ...............................................              123,581
                       Professional fees .................................................               53,438
                       Printing and shareholder reports ..................................               41,460
                       Custodian fees ....................................................               26,407
                       Directors' fees and expenses ......................................               25,412
                       Listing fees ......................................................               20,887
                       Pricing fees ......................................................               20,230
                       Other .............................................................               57,190
                                                                                                  -------------
                       Total expenses before reimbursement ...............................            3,673,462
                       Reimbursement of expenses .........................................               (6,219)
                                                                                                  -------------
                       Total expenses after reimbursement ................................                                3,667,243
                                                                                                                      -------------
                       Investment income--net ............................................                               22,716,458
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................            4,371,469
                          Forward interest rate swaps--net ...............................           (1,947,154)          2,424,315
                                                                                                  -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................          (10,519,974)
                          Forward interest rate swaps--net ...............................            1,599,260          (8,920,714)
                                                                                                  ---------------------------------
                       Total realized and unrealized loss--net ...........................                               (6,496,399)
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                               (4,591,787)
                                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ..............                            $  11,628,272
                                                                                                                      =============

      See Notes to Financial Statements.


12          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                             January 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2006               2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................    $  22,716,458     $  23,143,067
                       Realized gain--net ......................................................        2,424,315           439,743
                       Change in unrealized appreciation/depreciation--net .....................       (8,920,714)        1,087,972
                       Dividends to Preferred Stock shareholders ...............................       (4,591,787)       (2,017,517)
                                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....................       11,628,272        22,653,265
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................................      (21,205,049)      (21,498,748)
                                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders ...........................................................      (21,205,049)      (21,498,748)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance of Preferred
                        Stock ..................................................................               --          (516,937)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock ......       (9,576,777)          637,580
                       Beginning of year .......................................................      348,026,799       347,389,219
                                                                                                    -------------------------------
                       End of year* ............................................................    $ 338,450,022     $ 348,026,799
                                                                                                    ===============================
                          * Undistributed investment income--net ...............................    $   2,188,557     $   5,268,954
                                                                                                    ===============================

      See Notes to Financial Statements.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             13

Financial Highlights

                                                                                        For the Year Ended January 31,
The following per share data and ratios have been derived                   ------------------------------------------------------
from information provided in the financial statements.                       2006        2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of year ...........................    $11.85      $11.83      $11.65      $11.43      $11.38
                                                                            ------------------------------------------------------
          Investment income--net*** ....................................       .77         .79         .81         .83         .80
          Realized and unrealized gain (loss)--net .....................      (.22)        .05         .15         .17         .02
          Less dividends to Preferred Stock shareholders from investment
           income--net .................................................      (.16)       (.07)       (.06)       (.08)       (.13)
                                                                            ------------------------------------------------------
          Total from investment operations .............................       .39         .77         .90         .92         .69
                                                                            ------------------------------------------------------
          Less dividends to Common Stock shareholders from investment
           income--net .................................................      (.72)       (.73)       (.72)       (.70)       (.64)
          Offering and underwriting costs resulting from the issuance of
           Preferred Stock .............................................        --        (.02)         --          --          --
                                                                            ------------------------------------------------------
          Net asset value, end of year .................................    $11.52      $11.85      $11.83      $11.65      $11.43
                                                                            ======================================================
          Market price per share, end of year ..........................    $11.03      $10.93      $11.22      $10.62      $11.05
                                                                            ======================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share ...........................      3.63%       7.20%       8.46%       8.62%       6.52%
                                                                            ======================================================
          Based on market price per share ..............................      7.58%       4.25%      12.84%       2.43%       8.61%
                                                                            ======================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement** .......................      1.07%       1.01%        .97%       1.00%       1.00%
                                                                            ======================================================
          Total expenses** .............................................      1.07%       1.01%        .97%       1.00%       1.00%
                                                                            ======================================================
          Total investment income--net** ...............................      6.63%       6.80%       6.95%       7.17%       7.00%
                                                                            ======================================================
          Amount of dividends to Preferred Stock shareholders ..........      1.34%        .59%        .48%        .70%       1.18%
                                                                            ======================================================
          Investment income--net, to Common Stock shareholders .........      5.29%       6.21%       6.47%       6.47%       5.82%
                                                                            ======================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
          Dividends to Preferred Stock shareholders ....................      2.46%       1.22%       1.09%       1.57%       2.64%
                                                                            ======================================================


14          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Financial Highlights (concluded)

                                                                                      For the Year Ended January 31,
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                   2006         2005         2004         2003         2002
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Stock, end of year
           (in thousands) .........................................    $338,450     $348,027     $347,389     $342,014     $335,614
                                                                       ============================================================
          Preferred Stock outstanding, end of year (in thousands) .    $187,000     $187,000     $150,000     $150,000     $150,000
                                                                       ============================================================
          Portfolio turnover ......................................       27.72%       40.17%       50.47%       31.35%       43.12%
                                                                       ============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
          Asset coverage per $1,000 ...............................    $  2,810     $  2,861     $  3,316     $  3,280     $  3,237
                                                                       ============================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
          Series A--Investment income--net ........................    $    603     $    309     $    233     $    350     $    671
                                                                       ============================================================
          Series B--Investment income--net ........................    $    629     $    289     $    354     $    510     $    680
                                                                       ============================================================
          Series C--Investment income--net ........................    $    610     $    295     $    227     $    327     $    628
                                                                       ============================================================
          Series D--Investment income--net ........................    $    614     $    156           --           --           --
                                                                       ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Based on average shares outstanding.

      See Notes to Financial Statements.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. There were no significant reclassifications in the current year. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the issuance of Preferred Stock. The Investment Adviser agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended January 31, 2006, FAM reimbursed the Fund in the amount of $6,219.

For the year ended January 31, 2006, the Fund reimbursed FAM $12,234 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2006 were $145,624,568 and $144,814,265, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2006 were as follows: Series A, 3.01%; Series B, 2.91%; Series C, 3.05%; and Series D, 2.95%.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             17

Notes to Financial Statements (concluded)

Shares issued and outstanding during the year ended January 31, 2006 remained constant. Shares issued and outstanding during the year ended January 31, 2005 increased by 1,480 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $246,601 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.051000 on February 27, 2006 to shareholders of record on February 14, 2006.

The tax character of distributions paid during the fiscal years ended January 31, 2006 and January 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  1/31/2006           1/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $25,796,836         $23,516,265
                                                 -------------------------------
Total distributions ....................         $25,796,836         $23,516,265
                                                 ===============================

As of January 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  2,146,534
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           2,146,534
Capital loss carryforward ...............................         (14,205,719)*
Unrealized gains--net ...................................          24,984,538**
                                                                 ------------
Total accumulated earnings--net .........................        $ 12,925,353
                                                                 ============

* On January 31, 2006, the Fund had a net capital loss carryforward of $14,205,719, of which $3,380,202 expires in 2008, $8,505,599 expires in
      2009, $1,955,204 expires in 2011 and $364,714 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


18          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 22, 2006

Fund Certification (unaudited)

In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             19

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in August 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and


20          MUNIENHANCED FUND, INC.              JANUARY 31, 2006
expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the second quintile for the one-year period, in the fourth quintile for the three-year period, and in the third quintile for the five-year period ended May 31, 2005. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Kalinoski has more than five years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Fund's contractual management fee rate was lower than the median contractual management fee charged by comparable funds as determined by Lipper, and the Fund's actual management fee rate and total expenses were slightly higher than the median fees and expenses charged by such comparable funds. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             21

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


22          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 70                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund since 1989; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             23

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1989 to  Professor Emeritus, New York University since         39 Funds        None
London      Princeton, NJ               present  2005; John M. Olin Professor of Humanities, New       59 Portfolios
            08543-9095                           York University from 1993 to 2005; and Professor
            Age: 66                              thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at
                                                 Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      59 Portfolios
Jr.         08543-9095                           Asset Management Inc. from 1992 to 1995; Chairman
            Age: 69                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers Inc.
                                                 from 1975 to 1991; Trustee, Commonfund from 1980
                                                 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.


24          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
Burke       Princeton, NJ  President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999 and
            08543-9011     and          and      Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since
            Age: 45        Treasurer    1999 to  1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997;
                                        present  Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and
                                                 Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jacob       Princeton, NJ  President    present  Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Loffredo    Princeton, NJ  President    present  Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Michael     P.O. Box 9011  Vice         2000 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006; Vice President
Kalinoski   Princeton, NJ  President    present  of MLIM from 1999 to 2006.
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
Pellegrino  Princeton, NJ               present  to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
            08543-9011                           and Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:

The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286

NYSE Symbol

MEN


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26          MUNIENHANCED FUND, INC.              JANUARY 31, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


            MUNIENHANCED FUND, INC.              JANUARY 31, 2006             27

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10874 -- 1/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending January 31, 2006 - $28,500
                                  Fiscal Year Ending January 31, 2005 - $28,000

         (b) Audit-Related Fees - Fiscal Year Ending January 31, 2006 - $3,500
                                  Fiscal Year Ending January 31, 2005 - $13,200

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending January 31, 2006 - $6,000
                                  Fiscal Year Ending January 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending January 31, 2006 - $0
                                  Fiscal Year Ending January 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending January 31, 2006 - $5,477,788

             Fiscal Year Ending January 31, 2005 - $11,220,181

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot (as of June 1, 2005)
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of January 31, 2006.

      (a)(1) Mr. Michael A. Kalinoski is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Kalinoski has been a portfolio manager and Director of MLIM since 2006. He was Vice President of MLIM since 1999 and has 12 years of experience investing in Municipal Bonds, including six years as a portfolio manager on behalf of registered investment companies. He has been a Vice President and portfolio manager of the Fund since 2000.

      (a)(2) As of January 31, 2006:

                                                                          (iii) Number of Other Accounts and
                   (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                         and Assets by Account Type                                Performance-Based
                  Other                                                 Other
(i) Name of    Registered        Other Pooled                        Registered       Other Pooled
Portfolio      Investment         Investment          Other          Investment        Investment          Other
Manager        Companies           Vehicles         Accounts          Companies         Vehicles          Accounts
             --------------                                        --------------
Michael A.
Kalinoski                 3                 0                 0                 0                 0                 0
             $1,276,272,441    $            0    $            0    $            0    $            0    $            0

      (iv)  Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of January 31, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, insured, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of January 31, 2006, Mr. Kalinoski does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: March 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniEnhanced Fund, Inc.

Date: March 20, 2006


By: /s/ Donald C. Burke
    ------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: March 20, 2006